QUAKER® INVESTMENT TRUST

Supplement dated January 10, 2011
To the Prospectus dated October 28, 2010 for the:

QUAKER AKROS ABSOLUTE STRATEGIES FUND	QUAKER STRATEGIC GROWTH FUND
QUAKER EVENT ARBITRAGE FUND	QUAKER CAPITAL OPPORTUNITIES FUND
QUAKER GLOBAL TACTICAL ALLOCATION FUND	QUAKER MID-CAP VALUE FUND
QUAKER LONG-SHORT TACTICAL ALLOCATION FUND	QUAKER SMALL-CAP VALUE FUND
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

The following language replaces that found in the section entitled Shareholder Information in the second paragraph under the heading “Fair Valuation:”

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.  Once a fair value has been determined by the Valuation Committee, any such determination will be considered for ratification at the next meeting of the Board of Trustees.  The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser.

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